METLIFE  VARIABLE ANNUITY APPLICATION  SEND APPLICATION AND CHECK TO:
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Home Office Address (no correspondence)                                            METLIFE INVESTORS USA INSURANCE COMPANY
222 Delaware Avenue Suite 900 . Wilmington, DE 19899
                                                       Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
[MetLife Investors USA Variable Annuity Series VA                    For Express Mail Only . 4700 Westown Parkway Ste. 200
                                                                                          . West Des Moines, IA 50266-2266
MetLife Investors USA Variable Annuity Series VA - 4]                                  FOR ASSISTANCE CALL: THE SALES DESK
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

PRODUCT SELECTION (Please Select One)

[_] Series VA       [_] Series VA - 4

ACCOUNT INFORMATION

1. ANNUITANT
------------------------------------------------------------------------------------------------------------

            [John         J.          Doe]
-----------------------------------------------          Social
Name      (First)      (Middle)      (Last)              Security Number [123 -- 45 -- 6789]

                                                         Sex [X] M [_] F Date of Birth [4/12/58]

       [123 Main Street Anytown IL 60001]
-----------------------------------------------
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone [(708) 123-4567]
------------------------------------------------------------------------------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
------------------------------------------------------------------------------------------------------------

Correspondence is sent to the Owner.

-----------------------------------------------          Social
Name        (First)      (Middle)      (Last)            Security/Tax ID Number ______-______-_____

                                                         Sex [_] M [_] F Date of Birth/Trust ____/____/____
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone (______) ____________________________
------------------------------------------------------------------------------------------------------------

3. JOINT OWNER
------------------------------------------------------------------------------------------------------------

-----------------------------------------------          Social
Name       (First)       (Middle)       (Last)           Security Number ______-______- ______

-----------------------------------------------          Sex [_] M [_] F Date of Birth ____/____/____
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone (______) ____________________________
------------------------------------------------------------------------------------------------------------
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4. BENEFICIARY
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Show full name(s), address(es), relationship to Owner, Social Security
Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL
REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT
OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

 [Mary J. Doe, 123 Main Street,
 Anytown, IL,                          Wife,             234 - 56 - 7890   100%]
 -------------------------------------------------------------------------------

 Primary Name       (Street - No       Relationship      Social Security     %
                    P.O. Box)                                 Number
                                                             -     -
 -------------------------------------------------------------------------------

 Primary Name       (Street - No       Relationship      Social Security     %
                    P.O. Box)                                 Number
                                                             -     -
 -------------------------------------------------------------------------------

 Contingent Name    (Street - No       Relationship      Social Security     %
                    P.O. Box)                                 Number
                                                             -     -
 -------------------------------------------------------------------------------

 Contingent Name    (Street - No       Relationship      Social Security     %
                    P.O. Box)                                 Number
 -------------------------------------------------------------------------------

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY
INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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5. PLAN TYPE                                                     6. PURCHASE PAYMENT
---------------------------------------------------------------  ---------------------------------------

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                      Funding Source of Purchase Payment
                                                                 ----------------------------------
                                                                 [_] 1035 Exchange [_] Check [_] Wire
.. NON-QUALIFIED  [X]                                             Initial Purchase
.. QUALIFIED      [_] Transfer [_] Rollover [_] Contribution -    Payment $ [10,000]
  TRADITIONAL    Year____                                        Make Check Payable to MetLife
  IRA*                                                           Investors USA Insurance Company
.. QUALIFIED SEP  [_] Transfer [_] Rollover [_] Contribution -    (Estimate dollar amount for 1035
  IRA*           Year____                                        exchanges, transfers, rollovers, etc.)
.. QUALIFIED      [_] Transfer [_] Rollover [_] Contribution -    Minimum Initial Purchase Payment:
  ROTH IRA*      Year____                                        $5,000 Non-Qualified    $2,000
                                                                 Qualified-Series VA    $10,000 Non-
.. QUALIFIED 401  [_]                                             Qualified/Qualified - Series VA - 4
---------------------------------------------------------------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
--------------------------------------------------------------------------------------------------------
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                                     Page 1                         FEB 2011

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           RIDERS
           7. BENEFIT RIDERS (Subject to state availability and
           age restrictions. Other restrictions may apply.)
           ----------------------------------------------------------
           [These riders may only be chosen at time of application. PLEASE NOTE, THERE ARE ADDITIONAL
           CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
           OPTIONS MAY NOT BE CHANGED.

           1)LIVING BENEFIT RIDERS (Optional. Only ONE of
             the following Benefit Riders may be elected)
              [_] Guaranteed Minimum Income Benefit Plus
              Rider (GMIB PLUS III)
              [_] Guaranteed Withdrawal Benefit (GWB)
              [_] Single Life - Lifetime Withdrawal Guarantee
              (LWG) (2008)
              [_] Joint Life - Lifetime Withdrawal Guarantee
              (LWG) (2008)

           2)DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will apply).
              [_] Principal Protection (no additional charge)
              [_] Annual Step-Up
              [_] Enhanced Death Benefit II (may only be elected with GMIB Plus or without an optional Living Benefit Rider.)

           3)[_] Earnings Preservation Benefit Rider]
           ----------------------------------------------------------

           SIGNATURES
           8. REPLACEMENTS
           ----------------------------------------------------------
           Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [X] No
           Is this annuity being purchased to replace any
           existing life insurance or annuity
           policy(ies)?  [_] Yes  [X] No
           If "Yes" to either, applicable disclosure and
           replacement forms must be attached.
           ----------------------------------------------------------
           9. FRAUD STATEMENT & DISCLOSURE
           ----------------------------------------------------------
           NOTICE TO APPLICANT:
           [ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST
           VIRGINIA RESIDENTS ONLY: Any person who
           knowingly presents a false or fraudulent claim for
           payment of a loss or benefit or knowingly presents
           false information in an application for insurance is guilty of a crime and may be subject to civil fines and confinement in prison.
           DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING:
           It is a crime to provide false or misleading
           information to an insurer for the purpose of
           defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false
           information materially related to a claim was
           provided by the applicant.
           FOR FLORIDA RESIDENTS ONLY: Any person who
           knowingly and with intent to injure, defraud, or
           deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
           KENTUCKY RESIDENTS ONLY: Any person who
           knowingly and with the intent to defraud any
           insurance company or other person files an
           application for insurance containing any materially
           false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.
           MAINE, TENNESSEE, VIRGINIA AND WASHINGTON
           RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE
           FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING
           THE COMPANY. PENALTIES INCLUDE IMPRISONMENT,
           FINES AND DENIAL OF INSURANCE BENEFITS.
           MARYLAND RESIDENTS ONLY: Any person who
           knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in
           an application for insurance is guilty of a crime and
           may be subject to fines and confinement in prison. MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application
           gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the
           Fixed Account. This discontinuance right may be
           exercised for reasons which include but are not
           limited to our ability to support the minimum
           guaranteed interest rate of the Fixed Account when
           the yields on our Investments would not be sufficient
           to do so. This discontinuance will not be exercised in
           an unfairly discriminatory manner. The prospectus
           also contains additional information about our right
           to restrict access to the Fixed Account in the future.
           BY SIGNING THIS APPLICATION, I
           ACKNOWLEDGE THAT I HAVE RECEIVED,
           READ AND UNDERSTOOD THE
           STATEMENTS IN THIS APPLICATION AND
           IN THE PROSPECTUS THAT THE FIXED
           ACCOUNT MAY NOT BE AVAILABLE AT
           SOME POINT DURING THE LIFE OF THE
           CONTRACT INCLUDING POSSIBLY WHEN
           THIS CONTRACT IS ISSUED.
           NEW JERSEY RESIDENTS ONLY: Any person who
           includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
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
            --------------------------------------------------------
            NEW MEXICO RESIDENTS ONLY: Any person who
            knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.
            OHIO RESIDENTS ONLY: A person who, with intent to
            defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.
            PENNSYLVANIA RESIDENTS ONLY: ANNUITY
            PAYMENTS OR SURRENDER VALUES,
            WHEN BASED UPON THE INVESTMENT
            EXPERIENCE OF A SEPARATE ACCOUNT
            ARE VARIABLE AND ARE NOT
            GUARANTEED AS TO A FIXED DOLLAR
            AMOUNT.
            PENNSYLVANIA RESIDENTS ONLY: Any person who
            knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the
            purpose of misleading, information concerning any
            fact material thereto commits a fraudulent insurance
            act, which is a crime and subjects such person to criminal and civil penalties.]
            --------------------------------------------------------
            10. ACKNOWLEDGEMENT AND AUTHORIZATION
            --------------------------------------------------------
            I (We) agree that the above information and
            statements and those made on all pages of this application are true and correct to the best of my
            (our) knowledge and belief and are made as the basis
            of my (our) application. I (We) acknowledge receipt
            of the current prospectus of[MetLife Investors USA Separate Account A.] PAYMENTS AND VALUES
            PROVIDED BY THE CONTRACT FOR WHICH
            APPLICATION IS MADE ARE VARIABLE AND
            ARE NOT GUARANTEED AS TO DOLLAR
            AMOUNT.
            --------------------------------------------------------
            I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 9
            ABOVE APPLICABLE TO ME.

                            [/s/ John J Doe, Owner]
            --------------------------------------------------------
                  (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS
                               OTHERWISE NOTED)

            --------------------------------------------------------
                        (JOINT OWNER SIGNATURE & TITLE)

            --------------------------------------------------------
                 (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
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

                     Signed at       [Anytown,      IL]
                               ----------------------------
                                     (City)        (State)
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
                     Date             [November 11, 2000]
                          --------------------------------

                     -------------------------------------
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
              ----------------------------------------------------
              11. AGENT'S REPORT
              ----------------------------------------------------
              ALL INFORMATION PROVIDED BY THE CLIENT HAS BEEN TRULY AND ACCURATELY RECORDED.
              Does the applicant have any existing life insurance
              policies or annuity contracts?   [_] Yes  [X] No

              Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [_] Yes [X] No

              If "Yes" to either, applicable disclosure and replacement forms must be attached.

                                 [Richard Roe]
              ----------------------------------------------------
                               AGENT'S SIGNATURE

                               [(312) 456-7890]
              ----------------------------------------------------
                                     Phone

                              [Richard Roe, #723]
              ----------------------------------------------------
                            Agent's Name and Number

                     [456 Main Street, Anytown, IL 60001]
              ----------------------------------------------------
                           Name and Address of Firm

                                    [#723]
              ----------------------------------------------------
                  State License ID Number[(Required for FL)]

                                   [1234567]
              ----------------------------------------------------
                             Client Account Number

              ----------------------------------------------------

              Home Office Program Information:
              --------------------------------
              [Select one. Once selected, the option cannot be changed.

              Option A____   Option B____   Option C____  ]
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